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                                                                  EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Registration Statement of Micro Component Technology, Inc. on Amendment No. 1 to Form S-1 of our report dated May 17, 2000 appearing in the Prospectus and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Minneapolis, Minnesota
July 20, 2000